BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

Class A Shares (TIPRX), Class C Shares (TIPPX), Class I Shares (TIPWX),
Class L Shares (TIPLX), and Class M Shares (TIPMX) of Beneficial Interest

Supplement No. 1 dated April 27, 2020 to the Prospectuses

dated February 1, 2020

This Supplement revises the Prospectuses dated February 1, 2020, for the Bluerock Total Income+ Real Estate Fund (the “Fund”) as shown below.

The disclosure under the subheading “Market Risk” under the heading “Risk Factors” in each Prospectus is deleted and replaced with the following:

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

This Supplement and the Fund’s Prospectuses and Statement of Additional Information dated February 1, 2020 provide relevant information for all shareholders and should be retained for future reference. These documents can be obtained without charge by calling toll-free (844) 819-8287 or by visiting www.bluerockfunds.com.